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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 17, 2005

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                000-50916                               41-1368898
         (Commission File Number)          (I.R.S. Employer Identification No.)

            299 MARKET STREET
             SADDLE BROOK, NJ                              07663
 (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (201) 712-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 17, 2005, Peoples Educational Holdings, Inc. (the "Company") and The Peoples Publishing Group, Inc. ("PPG"), a wholly owned subsidiary of the Company, entered into a credit facility with Manufacturers and Traders Trust Company (the "Bank"). PPG is the borrower under this facility, and the Company has guaranteed the performance of PPG's obligations.

The facility includes a revolving line of credit and a term loan:

      - The revolving line of credit provides for advances up to $7,000,000 and expires in May 2010. The interest rate on the revolving line of credit is in a range from LIBOR plus 1.75% to LIBOR plus 2.25%, with the exact interest rate based on the ratio of the Company's Total Funded Debt to EBITDA (as such terms are defined in the credit agreement).

      - The term loan is a $5,000,000 loan and matures in May 2012. The term loan provides for payments of interest only for the first twelve months and for 72 equal monthly payments of principal and interest thereafter until maturity. The term loan bears interest at the same rate as the revolving line of credit, or on the first anniversary of the date of the term loan, the Company may elect a fixed rate equal to the Bank's cost of funds plus 2.25%.

Borrowings under the facility are secured by substantially all of the assets of PPG. The credit agreement contains certain financial covenants, calculated on a consolidated basis for the Company and its subsidiaries, which, among other things, impose a maximum ratio of senior funded debt to EBITDA, require the Company to maintain a minimum debt service coverage ratio, a minimum annual EBITDA and a minimum stockholders' equity, and prohibit net losses on a fiscal year basis. The credit agreement also provides that the Company may not declare or pay dividends if an event of default exists or would exist under the credit agreement after giving effect to the dividend.

On May 17, 2005, PPG borrowed $900,000 under the revolving line of credit and $5,000,000 under the term loan, and used such funds to repay prior bank debt. The interest rate under the revolving line of credit and the term loan was 5.0% at May 17, 2005.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 above is incorporated herein by reference.

ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth in Item 1.01 above with respect to certain restrictions under the credit agreement on the payment of dividends is incorporated herein by reference.

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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits:

      Exhibit 10.1 Credit Agreement dated May 17, 2005, by and between The Peoples Publishing Group, Inc. and Manufacturers and Traders Trust Company

      Exhibit 10.2 $7,000,000 Revolving Note dated May 17, 2005 payable by The Peoples Publishing Group, Inc. to Manufacturers and Traders Trust Company

      Exhibit 10.3 $5,000,000 LIBOR Term Note dated May 17, 2005 payable by The Peoples Publishing Group, Inc. to Manufacturers and Traders Trust Company

      Exhibit 10.4 General Security Agreement dated May 17, 2005, by and between The Peoples Publishing Group, Inc. and Manufacturers and Traders Trust Company

      Exhibit 10.5 Security Agreement (Trademarks and Copyrights) dated May 17, 2005, by and between The Peoples Publishing Group, Inc. and Manufacturers and Traders Trust Company

      Exhibit 10.6 Continuing Guaranty dated May 17, 2005, by Peoples Educational Holdings, Inc. in favor of Manufacturers and Traders Trust Company

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              PEOPLES EDUCATIONAL HOLDINGS, INC.
                              (Registrant)

                              By: /s/ Brian T. Beckwith
                                  ----------------------------------------------
                                  Name:  Brian T. Beckwith
                                  Title:  President and Chief Executive Officer
Date: May 23, 2005

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